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[BELL MICROPRODUCTS LOGO]


CONTACT:                            Graeme Watt
                                    President
                                    Bell Microproducts Europe
                                    Office +44 208 410 7007
                                    Mobile +44 7771 503817

                                    Rob Watson
                                    Director, Marketing Communications
                                    Bell Microproducts
                                    (408) 501 3315

FOR IMMEDIATE RELEASE
                          BELL MICROPRODUCTS ANNOUNCES

                         THE ACQUISITION OF OPENPSL LTD.

LEADING VALUE-ADDED DISTRIBUTOR IN UK AND IRELAND OF ENTERPRISE, STORAGE AND SECURITY PRODUCTS AND SERVICES TO JOIN BELL MICROPRODUCTS' EUROPEAN ORGANIZATION


SAN JOSE, CA-- (JUNE 22, 2004)-- BELL MICROPRODUCTS INC. (NASDAQ:BELM), A LEADING INTERNATIONAL VALUE-ADDED PROVIDER OF A WIDE RANGE OF HIGH TECHNOLOGY PRODUCTS, SOLUTIONS AND SERVICES, TODAY ANNOUNCED THAT IT HAS ACQUIRED OPENPSL LTD., HEADQUARTERED IN MANCHESTER, ENGLAND. THE ACQUISITION WAS MADE WITH A MIX OF STOCK AND CASH FOR AN AGGREGATE PURCHASE PRICE OF APPROXIMATELY $36 MILLION
(USD).

OpenPSL is a leading value added distributor of enterprise, storage and security products and related professional services to VARs, system integrators, and software companies in the UK and Ireland. The company is projected to generate revenues of approximately $209 million (Pound Sterling115 million) in the fiscal year ending July 31, 2004. The acquisition is expected to be accretive to Bell Microproducts' earnings in 2004.

The company has offices in Dublin, Ireland, Leeds, Bracknell and Nottingham with corporate offices in Manchester, United Kingdom. The company has 160 employees.

OpenPSL has six divisions including Enterprise, Commercial, Partner Services, and Security. The company also has a division in Ireland specializing in Oracle and HP solutions and a specialized IBM division. OpenPSL's reach expands across server, storage, networking, technical computing, thin client, emulation, fax and security technologies. Their linecard of franchised suppliers includes


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Hewlett Packard, IBM, Oracle, Veritas, Allied Telesyn, Microsoft, and others, which enhances and complements both the Bell Microproducts Europe and Bell Microproducts Americas existing line cards.

OpenPSL will be an integral strategic contributor to the overall implementation of Bell Microproducts' European strategy. OpenPSL's management team, led by its CEO, Mike Kontowtt, will continue to manage the company as a business unit focusing on selected customers and products. The company's management will report to Graeme Watt, President European, African and Middle Eastern Operations, Bell Microproducts

"We are delighted with the acquisition of OpenPSL," stated Don Bell, President and Chief Executive Officer of Bell Microproducts Worldwide. "OpenPSL is highly regarded for the quality of its management team and staff, as well as the depth of their customer relationships. Their focus on bringing the highest quality services to the market has made them one of the leading independent enterprise value added distributors in Europe. By combining the extensive personnel expertise, product lines and services of OpenPSL with Bell Microproducts' European strengths and capabilities, we are committed to bringing our customers an exceptional range of storage and computing solutions. The acquisition of OpenPSL reflects our continuing commitment to Bell Microproducts' key strategic initiatives of expanding our strategic partner alliances, customer services, and infrastructure in enterprise solutions. OpenPSL is expected to add to our earnings per share as well as contribute to an increase in our gross profit margins."

"This acquisition is in direct implementation of Bell Microproducts' strategy of expanding our business in the UK and across Europe," stated Graeme Watt. "We will begin by increasing our product and services offerings in the UK in areas that we have not reached up until now. We plan to extend this model into Continental Europe, with the goal of being the leading Pan European storage and enterprise distributor. Together we will expand relationships with key suppliers who are common to both companies, and to add new suppliers to strengthen the overall products and services available to our customers."

"OpenPSL is excited to join the worldwide Bell Microproducts team, particularly in regard to its European expansion vision," stated Mike Kontowtt, CEO OpenPSL. "We have similar values and share a core synergy of top suppliers, and at the same time, bring expansion in lines, expertise, programs, structure and services."

Senior management at Hewlett-Packard (HP), the largest vendor partner for both OpenPSL and Bell Microproducts Europe, has welcomed the announcement: "Bell Microproducts and OpenPSL have been very effective partners for HP as individual organizations. There is a good strategic fit between the two companies and this acquisition will create powerful synergies in addressing the HP solutions market. We fully support Bell Microproducts' plans to expand their successful HP business model into other geographies" said Jos Brenkel, Vice President, HP Solution Partners Organization EMEA.



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ABOUT BELL MICROPRODUCTS

Bell Microproducts is an international, value-added provider of a wide range of high-technology products, solutions, and services to the industrial and commercial markets. The company's offering includes semiconductors, computer platforms, peripherals, and storage products of various types including desktop, high-end computer and storage subsystems, enterprise technology solution services such as fibre channel connectivity products, RAID, NAS and SAN storage systems, back-up products, storage management software, and extensive support, integration and installation services. Bell Microproducts is an industry-recognized specialist in storage products and is one of the world's largest storage-centric value-added distributors.

The company's products are available at any level of integration, from components to subsystem assemblies and fully-integrated, tested and certified system solutions. The company adds value with a broad range of services including testing, software loading, kitting, mass storage system integration, and computer system integration. Trained and certified technical personnel complete each of these processes at Bell Microproducts' ISO 9001:2000 facilities. Bell Microproducts markets and distributes more than 125 brand name product lines, as well as its own Rorke Data storage brands, to original equipment manufacturers (OEMs), contract electronic manufacturing services (EMS) customers, value-added resellers (VARs) and system integrators in the Americas and Europe. More information can be found in the company's SEC filings, or by visiting the Bell Microproducts Web site at www.bellmicro.com.

ABOUT OPENPSL

OpenPSL is the first choice value-added distributor for many vendors, VARs, system integrators and software houses a fact demonstrated by a host of achievements and initiatives that place the company at the forefront of its field. As well as distributing a broad range of IT products, OpenPSL provides a portfolio of resaleable technical services along with independent software vendor migration and hosting services which are sold exclusively through channel partners. OpenPSL focuses on delivering tangible value and benefits helping customers to achieve incremental sales, capitalize on new revenue streams, lower their cost of sale and focus on core competencies. More information on OpenPSL can be found at www.openpsl.com.

SAFE HARBOR STATEMENT

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect our current views of future events and financial performance and involve known and unknown risks and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons. The forward-looking statements in this release relate to the growth of our business in Europe, the expansion of supplier relationships and product and service offerings and the financial impact of the acquisition on consolidated earnings per share may be materially impacted by the following factors, among others: the ability to successfully integrate OpenPSL's operations, worldwide industry conditions, changes in product supply, pricing, and customer demand, competition, other vagaries in the computer and electronic components markets, changes in relationships with key suppliers, foreign currency fluctuations and the other risks described from time to time in our reports to the Securities and Exchange Commission (including our Annual Report on Form 10-K). Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statements.



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